                                    FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 2004

                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

      NEW JERSEY                     0-19777                   22-3103129
   (State or other                                           (IRS Employer
   jurisdiction of                 (Commission               Identification
    incorporation)                 File Number)                  Number)

                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02(B) - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

The Registrant reports that Peter Chakoutis, its Chief Financial Officer and principal financial officer, has resigned for personal reasons. The parties expect the resignation to be effective on December 31, 2004 and Mr. Chakoutis has offered to remain in his position on a part-time basis from January 1, 2005 through March 31, 2005 should the Registrant require his services.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DUSA PHARMACEUTICALS, INC.


Dated:  August 25, 2004          By:     /s/ D. Geoffrey Shulman
                                     ----------------------------------------
                                     D. Geoffrey Shulman, MD, FRCPC
                                     President and Chief Executive Officer